Exhibit 23.2



                                                                SOBEL & CO., LLC
                                    Certified Public Accountants and Consultants



                        INDEPENDENT ACCOUNTANT'S CONSENT

     As independent accountants, we hereby consent to the use of our review report for Third Millennium Telecommunications, Inc. dated November 8, 2001, enclosed as Exhibit 99.1, and to all references to our Firm included in or made part of this Form 10-QSB.


                                                      /s/ Sobel & Co., LLC
                                                      --------------------
                                                           SOBEL & CO., LLC
                                               Certified Public Accountants

     November 13, 2001
     Livingston, New Jersey